                                                                    EXHIBIT 10F
                                                                     -----------

                                 Amendment No. 2

                                     to the

                       AMERICAN PRECISION INDUSTRIES INC.
                        1989 EMPLOYEES STOCK OPTION PLAN



                  WHEREAS, American Precision Industries Inc. (the "Company") adopted the American Precision Industries Inc. 1989 Employees Stock Option Plan (the "Plan") effective February 27, 1989, and amended the Plan effective December 16, 1994, and

                  WHEREAS, Article II(e) of the Plan authorizes the Board of Directors of the Company (the "Board") to amend the Plan in its discretion, except to the extent approval of the Company's shareholders would be required by law, and

                  WHEREAS, on July 24, 1998, the Board approved and authorized the amendment to the Plan set out below,

                  NOW, THEREFORE, the Plan is amended as follows:

                  1. A new Article II(f) is added to the Plan to read as follows:

                                    (f) RESTRICTIONS ON AMENDMENTS AND GRANTS.
                         Notwithstanding any contradictory provisions of the Plan, and except as provided in Article V(e)(vii) or as approved by the Company's shareholders, an Option may not be amended to reduce the exercise price or cancelled and replaced with another Option having a lower exercise price.

                  2.     This amendment is effective July 24, 1998.

                  IN WITNESS WHEREOF, this document is executed this 27th day of October, 1998, pursuant to the authorization of the Board of Directors.


                                   AMERICAN PRECISION INDUSTRIES INC.


                                   By /s/ James R. Schwinger
                                      ----------------------------------
                                      Vice President - Human Resources









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